Exhibit 99.1



In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        N/A
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 8, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                                                                CASH FLOW STATEMENT
                                                                                -------------------

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Mills, Inc.
-----------------

Sales
-----
  Government Sales
  Twill Sales
                                                     -------------------------------------------------------------------------
Total Net Sales                                        2,044     1,450       1,863      2,188      1,624      1,006      2,046
                                                     -------------------------------------------------------------------------

Opening Cash Balance                                     300       292         327        286        300        300        302

Cash Receipts:
--------------
  Accounts Receivable Collections-Collections Basis      759       166       2,320      1,856        714        392      1,145
  Accounts Receivable Collections-Maturity Basis       1,500     1,501           -          -      1,501      1,501          -
  Nylon Payments/Other                                    34         4          60         23         15         23         12
                                                     -------------------------------------------------------------------------
  Total Cash Receipts                                  2,294     1,671       2,381      1,879      2,230      1,916      1,157
                                                     -------------------------------------------------------------------------

Operating Disbursements:
------------------------
  A / P Disbursements                                    140        12         128        159         93        129        220
  Wires Out                                              482       561         309        410        444        174        234
  Net Wages and Salaries                                 246       100         264        108        183         95        147
  Wind Down Team                                           -         -           -          -          -          -
                                                     -------------------------------------------------------------------------
  Total Operating Disbursements                          868       673         702        677        721        398        601
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                                Operating Cash Flow    1,426       998       1,679      1,202      1,510      1,518        556
                                        Accumulated    1,426     2,423       4,102      5,305      6,814      8,332      8,888
                                                     =========================================================================

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                  49         2          47          7         56          2          6
  Transfers to Delta Woodside                              -         -           6          -          -          -          -
  Employee Vacation Accrual and Severance Payouts         66         -          11          6         15          9         39
  Vendor Deposits                                          -         -         195          -          -          -          -
  DIP Fee, Factoring Fee, and Bank Interest              452        16         413     (1,271)     1,026        208         24
  Proceeds from the Sale of PP&E                           -         -           -          -          -          -          -
  Proceeds from the Sale of Remaining Inventory            -         -           -          -          -          -          -
                                                     -------------------------------------------------------------------------
  Total (Sources)/Uses:                                  566        18         672     (1,258)     1,096        218         69


                                                     =========================================================================
                          Delta Mills Net Cash Flow      859       980       1,007      2,461        413      1,299        488
                                        Accumulated      859     1,839       2,847      5,307      5,721      7,020      7,508
                                                     =========================================================================

                                                                                                                       MOR - 1

                                                                     Page 2 of 8

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                                                                CASH FLOW STATEMENT
                                                                                -------------------

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Woodside Industries, Inc.
-------------------------------

  Transfers (In)/Out from Delta Mills                      -         -          (6)         -          -          -          -
  Bank Fees                                                -         -           -          -          -          -          -
  Other                                                    -         -           6          -          -          -          -
                                                     -------------------------------------------------------------------------
  Total Disbursements - Delta Woodside                     -         -           6          -          -          -          -
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                       Delta Woodside Net Cash Flow        -         -           -          -          -          -          -
                                        Accumulated        -         -           -          -          -          -          -
                                                     =========================================================================

Delta Mills Marketing, Inc.
---------------------------
  Transfers (In)/Out from Delta Mills                    (49)       (2)        (47)        (7)       (56)        (2)        (6)
  Bank Fees                                                -         -           -          -          -          -          -
  Payroll                                                 47         2          45          2         45          2          2
  Vacation and Severance Payouts                           -         -           -          -          9          -          3
  Other                                                    1         -           2          4          2          -          1
                                                     -------------------------------------------------------------------------
  Total Disbursements - Delta Woodside                    49         2          47          7         56          2          6
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                       Delta Woodside Net Cash Flow        -         -           -          -          -          -          -
                                        Accumulated        -         -           -          -          -          -          -
                                                     =========================================================================


                                                                                                                       MOR - 1

                                                                        Page 3 of 8

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006

Bank Reconciliations
--------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W. H. Hardman, Jr.
----------------------
 W. H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


DELTA WOODSIDE INDUSTRIES, INC.
INCOME STATEMENT
FOR THE PERIOD ENDED DECEMBER 2, 2006




Net Sales                                                              -

Cost of goods sold                                                     -
                                                     --------------------
Gross profit (loss)                                                    -
Selling, general and administrative expenses                      18,596
Impairment and restructuring expenses
Other income (expense)                                                 -
                                                     --------------------
  OPERATING LOSS                                                (18,596)

  Interest expense                                                 (733)
  Gain on extinguishment of debt                                      -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                        (19,329)
Income tax expense / (benefit)                                        -
                                                     --------------------

NET LOSS                                             $          (19,329)
                                                     ====================

                                                                         MOR - 2

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


BALANCE SHEET
AS OF 12/02/06
(In Thousands, Except Share Data)                        Delta Woodside
                                                        Industries, Inc.
                                                         As of 12/2/06
                                                      -------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                 $           (4)
Accounts receivable:                                                   0
   Factor and other                                                    0
   Less allowances for returns                                         0
                                                          --------------
                                                                       -
Inventories
   Finished goods                                                      0
   Work in process                                                     0
   Raw materials and supplies                                          0
                                                          --------------
                                                                       -

Deferred income taxes                                               (248)
Other assets                                                           9
                                                          --------------
                   TOTAL CURRENT ASSETS                             (243)

PROPERTY, PLANT AND EQUIPMENT, at cost                                 0
   Less accumulated depreciation                                       0
                                                          --------------
DEFERRED LOAN COSTS, less accumulated depreciation
 of $5,966,000 (2006)and $5,856,000 (2005)                             0
TOTAL ASSETS                                              $         (243)
                                                          ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition                   $            6
 Trade accounts payable checks outstanding                             0
 Revolving credit facility                                             0
 Accrued income taxes payable                                    (13,398)
 Payable to/(from) Affiliates                                     (3,698)
 Accrued employee compensation                                         0
 Accrued restructuring expenses                                        0
 Accrued and sundry liabilities                                       79
                                                          --------------
TOTAL CURRENT LIABILITIES                                        (17,011)
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                         0
 Trade Accounts Payable - Pre Petition                                 0
 Accrued Interest - Notes Payable                                      0
                                                          --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                -
NONCURRENT DEFERRED INCOME TAXES                                    (248)
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
 3,000 shares, issued and outstanding 100 shares                      59
 Additional paid-in capital                                       35,357
 Retained earnings(deficit)                                      (18,400)
                                                          --------------
TOTAL SHAREHOLDERS' EQUITY                                        17,016
                                                          --------------
COMMITMENTS AND CONTINGENCIES                                       (243)
                                                          ==============

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY               $           (0)


                                                                         MOR - 3

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Status of Post-petition Taxes

                                  Beginning Accrued   Liability Incurred   Disbursements to    Net Change in     Ending Accrued
                                  Liability Balance      During Period    Taxing Authorities  Accrued Balance   Liability Balance
                                -------------------------------------------------------------------------------------------------

North Carolina Department of Revenue   315,200.00                   -             -5,800.00        -5,800.00         309,400.00

Total Taxes                            315,200.00                   -             -5,800.00        -5,800.00         309,400.00

                                                                               Number of Days Past Due
                                                               ---------------------------------------------------
Summary of Unpaid Post-Petition Debts           Current           0-30       31-60      61-90        Over 90        Total
                                        ------------------------------------------------------------------------------------

Accounts Payable                                 5,800.00            -           -          -              -        5,800.00

Total Post-Petition Debts                        5,800.00            -           -          -              -        5,800.00



                                                                                                                     MOR - 4


                                                              Page 7 of 8


In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


                              DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3. Have all postpetition tax returns been timely filed? Yes.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

                                                                         MOR - 5

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        N/A
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 8, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Mills, Inc.
-----------------

Sales
-----
  Government Sales
  Twill Sales
                                                     -------------------------------------------------------------------------
Total Net Sales                                        2,044     1,450       1,863      2,188      1,624      1,006      2,046
                                                     -------------------------------------------------------------------------

Opening Cash Balance                                     300       292         327        286        300        300        302

Cash Receipts:
--------------
  Accounts Receivable Collections-Collections Basis      759       166       2,320      1,856        714        392      1,145
  Accounts Receivable Collections-Maturity Basis       1,500     1,501           -          -      1,501      1,501          -
  Nylon Payments/Other                                    34         4          60         23         15         23         12
                                                     -------------------------------------------------------------------------
  Total Cash Receipts                                  2,294     1,671       2,381      1,879      2,230      1,916      1,157
                                                     -------------------------------------------------------------------------

Operating Disbursements:
------------------------
  A / P Disbursements                                    140        12         128        159         93        129        220
  Wires Out                                              482       561         309        410        444        174        234
  Net Wages and Salaries                                 246       100         264        108        183         95        147
  Wind Down Team                                           -         -           -          -          -          -
                                                     -------------------------------------------------------------------------
  Total Operating Disbursements                          868       673         702        677        721        398        601
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                                Operating Cash Flow    1,426       998       1,679      1,202      1,510      1,518        556
                                        Accumulated    1,426     2,423       4,102      5,305      6,814      8,332      8,888
                                                     =========================================================================

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                  49         2          47          7         56          2          6
  Transfers to Delta Woodside                              -         -           6          -          -          -          -
  Employee Vacation Accrual and Severance Payouts         66         -          11          6         15          9         39
  Vendor Deposits                                          -         -         195          -          -          -          -
  DIP Fee, Factoring Fee, and Bank Interest              452        16         413     (1,271)     1,026        208         24
  Proceeds from the Sale of PP&E                           -         -           -          -          -          -          -
  Proceeds from the Sale of Remaining Inventory            -         -           -          -          -          -          -
                                                     -------------------------------------------------------------------------
  Total (Sources)/Uses:                                  566        18         672     (1,258)     1,096        218         69


                                                     =========================================================================
                          Delta Mills Net Cash Flow      859       980       1,007      2,461        413      1,299        488
                                        Accumulated      859     1,839       2,847      5,307      5,721      7,020      7,508
                                                     =========================================================================

                                                                                                                       MOR - 1

                                   Page 2 of 8

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Woodside Industries, Inc.
-------------------------------
 Transfers (In)/Out from Delta Mills                       -          -          (6)         -          -          -          -
 Bank Fees                                                 -          -           -          -          -          -          -
 Other                                                     -          -           6          -          -          -          -
                                                      -------------------------------------------------------------------------
 Total Disbursements - Delta Woodside                      -          -           6          -          -          -          -
                                                      -------------------------------------------------------------------------
                          Delta Woodside Net Cash Flow     -          -           -          -          -          -          -
                                        Accumulated        -          -           -          -          -          -          -
                                                      =========================================================================
Delta Mills Marketing, Inc.
---------------------------
 Transfers (In)/Out from Delta Mills                     (49)        (2)        (47)        (7)       (56)        (2)        (6)
 Bank Fees                                                 -          -           -          -          -          -          -
 Payroll                                                  47          2          45          2         45          2          2
 Vacation and Severance Payouts                            -          -           -          -          9          -          3
 Other                                                     1          -           2          4          2          -          1
                                                      -------------------------------------------------------------------------
 Total Disbursements - Delta Woodside                     49          2          47          7         56          2          6
                                                      -------------------------------------------------------------------------

                          Delta Woodside Net Cash Flow     -          -           -          -          -          -          -
                                        Accumulated        -          -           -          -          -          -          -
                                                      =========================================================================

                                  Page 3 of 8

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006

Bank Reconcilliations
---------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W.H. Hardman, Jr.
----------------------
W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006




DELTA MILLS MARKETING, INC.
INCOME STATEMENT
FOR THE PERIOD ENDED DECEMBER 2, 2006




Net Sales                                                              -
Cost of goods sold                                                     -
                                                     --------------------
Gross profit (loss)                                                    -
Selling, general and administrative expenses                     (18,083)
Impairment and restructuring expenses
Other income (expense)                                                 -
                                                     --------------------
  OPERATING LOSS                                                 (18,083)
  Interest expense                                                     -
  Gain on extinguishment of debt                                       -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                         (18,083)
Income tax expense / (benefit)                                         -
                                                     --------------------
NET LOSS                                             $           (18,083)
                                                     --------------------

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006




BALANCE SHEET
AS OF 12/02/06
(In Thousands, Except Share Data)                          Delta Mills
                                                         Marketing Inc.
                                                          As of 12/2/06
-------------------------------------------------------------------------
ASSETS                                                                14
CURRENT ASSETS
Cash and cash equivalents                             $
 Accounts receivable:                                                  0
   Factor and other                                                    0
   Less allowances for returns                                         0
                                                      ------------------
                                                                       -
 Inventories
   Finished goods                                                      0
   Work in process                                                     0
   Raw materials and supplies                                          0
                                                      ------------------
                                                                       -

 Deferred income taxes                                                55
 Other assets                                                        (28)
                                                      ------------------
                   TOTAL CURRENT ASSETS                               41

PROPERTY, PLANT AND EQUIPMENT, at cost                               265
   Less accumulated depreciation                                     264
                                                      ------------------
                                                                       0
DEFERRED LOAN COSTS, less accumulated depreciation
 of $5,966,000 (2006)and $5,856,000 (2005)                             0
TOTAL ASSETS                                          $               41
                                                      ==================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition               $               52
 Trade accounts payable checks outstanding                             0
 Revolving credit facility                                             0
 Accrued income taxes payable                                      1,301
 Payable to/(from) Affiliates                                     (2,374)
 Accrued employee compensation                                        43
 Accrued restructuring expenses                                        0
 Accrued and sundry liabilities                                      138
                                                      ------------------
TOTAL CURRENT LIABILITIES                                           (840)
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                         0
 Trade Accounts Payable - Pre Petition                                 2
 Accrued Interest - Notes Payable                                      0
                                                      ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                2
NONCURRENT DEFERRED INCOME TAXES                                  (1,514)
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
 3,000 shares, issued and outstanding 100 shares                       0
 Additional paid-in capital                                            0
 Retained earnings(deficit)                                        2,392
                                                      ------------------
TOTAL SHAREHOLDERS' EQUITY                                         2,393
                                                      ------------------
COMMITMENTS AND CONTINGENCIES

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY            $              41
                                                      ==================
                                                       $             (0)

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006



Status of Post-petition Taxes

                                                                              Disbursements to
                                    Beginning Accrued     Liability Incurred       Taxing        Net Change in    Ending Accrued
                                    Liability Balance       During Period        Authorities    Accrued Balance  Liability Balance
                                    --------------------------------------------------------------------------------------------


Federal Withholding                         15,734.67           71,746.65        -73,597.58      -1,850.93            13,883.74

South Carolina Withholding                        N/A

California Withholding                         100.00                 400              -400           0.00               100.00

FICA - Employee                              1,190.56              8,006.69        -9,108.77     -1,102.08                88.48

FICA - Employer                              1,190.56              8,006.69        -9,108.77     -1,102.08                88.48

Georgia Withholding                            449.16                789.51          -898.32       -108.81               340.35

New York City and State Withholding          4,034.68             18,448.14       -19,085.34       -637.20             3,397.48

Total Taxes                                 22,699.63            107,397.68      -112,198.78     -4,801.10            17,898.53

                                                                         Number of Days Past Due
                                                         --------------------------------------------------------
Summary of Unpaid Post-Petition Debts        Current          0-30         31-60             61-90       Over 90      Total
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                              449.16             -             -                 -            -         449.16

Rent/Leases - Building                            -      51,331.00             -                 -            -      51,331.00

Total Post-Petition Debts                     449.16     51,331.00             -                 -            -      51,780.16

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


                                     DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3.   Have all postpetition tax returns been timely filed? Yes.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        Yes
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 8, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                                                                CASH FLOW STATEMENT
                                                                                -------------------

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Mills, Inc.
-----------------

Sales
-----
  Government Sales
  Twill Sales
                                                     -------------------------------------------------------------------------
Total Net Sales                                        2,044     1,450       1,863      2,188      1,624      1,006      2,046
                                                     -------------------------------------------------------------------------

Opening Cash Balance                                     300       292         327        286        300        300        302

Cash Receipts:
--------------
  Accounts Receivable Collections-Collections Basis      759       166       2,320      1,856        714        392      1,145
  Accounts Receivable Collections-Maturity Basis       1,500     1,501           -          -      1,501      1,501          -
  Nylon Payments/Other                                    34         4          60         23         15         23         12
                                                     -------------------------------------------------------------------------
  Total Cash Receipts                                  2,294     1,671       2,381      1,879      2,230      1,916      1,157
                                                     -------------------------------------------------------------------------

Operating Disbursements:
------------------------
  A / P Disbursements                                    140        12         128        159         93        129        220
  Wires Out                                              482       561         309        410        444        174        234
  Net Wages and Salaries                                 246       100         264        108        183         95        147
  Wind Down Team                                           -         -           -          -          -          -
                                                     -------------------------------------------------------------------------
  Total Operating Disbursements                          868       673         702        677        721        398        601
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                                Operating Cash Flow    1,426       998       1,679      1,202      1,510      1,518        556
                                        Accumulated    1,426     2,423       4,102      5,305      6,814      8,332      8,888
                                                     =========================================================================

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                  49         2          47          7         56          2          6
  Transfers to Delta Woodside                              -         -           6          -          -          -          -
  Employee Vacation Accrual and Severance Payouts         66         -          11          6         15          9         39
  Vendor Deposits                                          -         -         195          -          -          -          -
  DIP Fee, Factoring Fee, and Bank Interest              452        16         413     (1,271)     1,026        208         24
  Proceeds from the Sale of PP&E                           -         -           -          -          -          -          -
  Proceeds from the Sale of Remaining Inventory            -         -           -          -          -          -          -
                                                     -------------------------------------------------------------------------
  Total (Sources)/Uses:                                  566        18         672     (1,258)     1,096        218         69


                                                     =========================================================================
                          Delta Mills Net Cash Flow      859       980       1,007      2,461        413      1,299        488
                                        Accumulated      859     1,839       2,847      5,307      5,721      7,020      7,508
                                                     =========================================================================

                                                                                                                       MOR - 1

                                                                     Page 2 of 8

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

                                                                                CASH FLOW STATEMENT
                                                                                -------------------

                                         Week              1          2           3          4          5          6          7
                                                      21-Oct     28-Oct      04-Nov     11-Nov     18-Nov     25-Nov     02-Dec
                                                      ------     ------      ------     ------     ------     ------     ------

Delta Woodside Industries, Inc.
-------------------------------

  Transfers (In)/Out from Delta Mills                      -         -          (6)         -          -          -          -
  Bank Fees                                                -         -           -          -          -          -          -
  Other                                                    -         -           6          -          -          -          -
                                                     -------------------------------------------------------------------------
  Total Disbursements - Delta Woodside                     -         -           6          -          -          -          -
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                       Delta Woodside Net Cash Flow        -         -           -          -          -          -          -
                                        Accumulated        -         -           -          -          -          -          -
                                                     =========================================================================

Delta Mills Marketing, Inc.
---------------------------
  Transfers (In)/Out from Delta Mills                    (49)       (2)        (47)        (7)       (56)        (2)        (6)
  Bank Fees                                                -         -           -          -          -          -          -
  Payroll                                                 47         2          45          2         45          2          2
  Vacation and Severance Payouts                           -         -           -          -          9          -          3
  Other                                                    1         -           2          4          2          -          1
                                                     -------------------------------------------------------------------------
  Total Disbursements - Delta Woodside                    49         2          47          7         56          2          6
                                                     -------------------------------------------------------------------------

                                                     =========================================================================
                       Delta Woodside Net Cash Flow        -         -           -          -          -          -          -
                                        Accumulated        -         -           -          -          -          -          -
                                                     =========================================================================


                                                                                                                       MOR - 1

                                                                        Page 3 of 8

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006

Bank Reconciliations
--------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W. H. Hardman, Jr.
----------------------
 W. H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


DELTA MILLS, INC.
INCOME STATEMENT
FOR THE PERIOD ENDED DECEMBER 2, 2006




Net Sales                                                     11,767,865

Cost of goods sold                                            13,103,823
                                                     --------------------
Gross profit (loss)                                           (1,335,959)
Selling, general and administrative expenses                     972,911
Impairment and restructuring expenses
Other income (expense)                                            26,458
                                                     --------------------
  OPERATING LOSS                                              (2,282,412)

  Interest expense                                              (691,457)
  Gain on extinguishment of debt                                       -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                      (2,973,868)
Income tax expense / (benefit)                                         -
                                                     --------------------

NET LOSS                                             $        (2,973,868)
                                                     ====================

                                                                         MOR - 2

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
Industries, Inc.              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


BALANCE SHEET
AS OF 12/02/06
(In Thousands, Except Share Data)                       Delta Mills, Inc.
                                                         As of 12/2/06
                                                      -------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                 $           30
Accounts receivable:                                                   0
   Factor and other                                               17,622
   Less allowances for returns                                        99
                                                          --------------
                                                                  17,523
Inventories
   Finished goods                                                  2,920
   Work in process                                                 5,350
   Raw materials and supplies                                      3,613
                                                          --------------
                                                                  11,883

Deferred income taxes                                                493
Other assets                                                       1,772
                                                          --------------
                   TOTAL CURRENT ASSETS                           31,701

PROPERTY, PLANT AND EQUIPMENT, at cost                            86,528
   Less accumulated depreciation                                  54,479
                                                          --------------
                                                                  32,049

DEFERRED LOAN COSTS AND OTHER ASSETS                                  80
TOTAL ASSETS                                              $       63,830
                                                          ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition                   $          252
 Trade accounts payable checks outstanding                             0
 Revolving credit facility                                         9,274
 Accrued income taxes payable                                     12,394
 Payable to/(from) Affiliates                                      6,071
 Accrued employee compensation                                       401
 Accrued restructuring expenses                                        0
 Accrued and sundry liabilities                                    2,197
                                                          --------------
TOTAL CURRENT LIABILITIES                                         30,590
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                    30,941
 Trade Accounts Payable - Pre Petition                             3,544
 Accrued Interest - Notes Payable                                  1,836
                                                          --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           36,320
NONCURRENT DEFERRED INCOME TAXES                                   2,061
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
 3,000 shares, issued and outstanding 100 shares                       1
 Additional paid-in capital                                       51,791
 Retained earnings(deficit)                                      (56,934)
                                                          --------------
TOTAL SHAREHOLDERS' EQUITY                                        (5,141)
                                                          --------------
COMMITMENTS AND CONTINGENCIES
                                                          ==============

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY               $       63,830


                                                                         MOR - 3

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006


Status of Post-petition Taxes

                                  Beginning Accrued   Liability Incurred   Disbursements to    Net Change in     Ending Accrued
                                  Liability Balance      During Period    Taxing Authorities  Accrued Balance   Liability Balance
                                -------------------------------------------------------------------------------------------------

Federal Witholding                      46,695.04           176,729.47        - 174,116.71          2,612.76          49,307.80

South Carolina Witholding               22,541.63            89,446.50        -  87,917.29          1,529.21          24,070.84

FICA - Employee                         25,063.01           126,056.93        - 125,711.57            345.36          25,408.37

FICA - Employer                         25,063.01           126,056.93        - 125,711.57            345.36          25,408.37

Total Taxes                            119,362.69           518,289.83        - 513,457.14          4,832.69         124,195.38



                                                                               Number of Days Past Due
                                                               ---------------------------------------------------
Summary of Unpaid Post-Petition Debts           Current           0-30       31-60      61-90        Over 90        Total
                                        ------------------------------------------------------------------------------------

Accounts Payable                               244,603.57       7,654.43         -          -              -      252,258.00

Total Post-Petition Debts                      244,603.57       7,654.43         -          -              -      252,258.00



                                                                                                                     MOR - 4


                                                              Page 7 of 8


In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11144
                              DISTRICT OF DELAWARE        10/13/2006 - 12/2/2006



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation

Total Accounts Receivable at the beginning of the report period: $21,109,790.36
+ Amounts billed during the period                                11,850,801.69
- Amounts collected (net) during the period                      (14,960,457.52)
                                                                 --------------
Total Accounts Receivable at the end of the reporting period:    $18,000,134.53
                                                                 ==============

Accounts Receivable Aging (Includes Credits)
Days Outstanding
Current (0 - 60 Days):                                           $12,245,741.10
61 - 90 days old:                                                  5,122,573.99
91 - 120 days old:                                                   732,987.69
121 - 150 days old:                                                   (7,043.05)
151+ days old:                                                       805,592.57
                                                                 --------------
Total Accounts Receivable                                        $18,899,852.30
                                                                 --------------

Amount considered uncollectible (Bad Debt)                          (376,173.32)

                                                                 --------------
Accounts Receivable (Net)                                        $18,523,678.98
                                                                 ==============


                              DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3. Have all postpetition tax returns been timely filed? No. Due to transition of duties among the Debtors' accounting staff the South Carolina Sales and Use Tax Returns for the months of September and October in the amounts of $1,914 and $380.47 respectively were each filed approximately two weeks late. To the best of my knowledge all other tax returns have been timely filed.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

                                                                         MOR - 5

                                  Page 8 of 8